Q4 08 Investor Call March 3, 2009 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program. In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Review of 2008 John Young President & CEO Paul Keglevic Executive Vice President & CFO

TCEH
EFH Corp. And TCEH Adjusted EBITDA (Non-GAAP)
2008 Plan 2008 Actual
4,578
4,674
3,242
3,325
Business Svcs. / Corp.
1 See Appendix for Regulation G reconciliations and definition. .
Actual to Plan variances were driven by lost margins and higher purchased power costs and baseload generation plant outages.
EFH Corp. and TCEH Adjusted EBITDA (non-GAAP)
1
2008 Actual vs. 2008 Plan; $ millions
98%
of
Plan
Oncor
1,342
1,315

(171) - (171) Goodwill impairment applicable to minority interests
310 - 310
Intangible assets²
147 - 147 Natural gas-fueled generation plants
8,860 - 8,860 Goodwill
983 - 983 Unrealized mark-to-market net losses on interest rate swaps
Other factors
34 563 597
Interest expense and related charges³
(14) 15 1 Other
(106) (261) (367) Adjusted (non-GAAP) operating loss
(112) All other variances
182
-
(1,642)
-
(8,855)
Q4 08
Non-cash Impairment charges
:
(40) 222 Purchase accounting adjustments
36 (36) Charges related to cancelled development of generation facilities
(2,656) 1,014 Unrealized commodity-related mark-to-market net (gains) losses
Other items excluded from adjusted (non-GAAP) operating earnings (after tax):
1 (1) Income from discontinued operations
(7,602) (1,253) GAAP net loss
Change
Q4 07 Factor
Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
1
Q4 08 vs. Q4 07; $ millions and after tax
1
See Appendix for Regulation G reconciliations and definition.
2 Includes impairment of trade name and emissions allowances.
3 For Q4 08, excludes $983 million ($1.512 billion pre tax) of unrealized mark-to-market net losses on interest rate swap transactions.
EFH Corp. Adjusted (Non-GAAP) Operating Results

(20) Losses related to declining natural gas prices on storage activity
(30) Higher outage costs and retail expenses to support customer growth
(20) Lower baseload generation due to Big Brown unplanned outage
(30) Lost margin and purchased power costs due to reduced retail business market sales volumes
(112) Total all other variances
(12) Other
Key drivers:
(112) Q4 08 adjusted (non-GAAP) operating earnings versus Q4 07 - all other variances
$ millions Description/Drivers
EFH Corp. Adjusted (Non-GAAP) Operating Results
Key drivers of change in EFH Corp. (non-GAAP) operating results
Q4 07 to Q4 08; $ millions and after tax

(171) - (171) Goodwill impairment applicable to minority interests
632 - 632
Intangible assets²
147 - 147 Natural gas-fueled generation plants
8,860 - 8,860 Goodwill
960 - 960 Unrealized mark-to-market net losses on interest rate swaps
Other factors
1,266 982 2,248 Interest expense and related charges
66 (32) 34 Other
(2,137) 1,261 (876) Adjusted (non-GAAP) operating (loss) earnings
(414) All other variances
679
-
(1,500)
-
(9,838)
2008
Non-cash Impairment charges
:
457 222 Purchase accounting adjustments
(488) 488 Charges related to cancelled development of generation facilities
(2,967) 1,467 Unrealized commodity-related mark-to-market net (gains) losses
Other items excluded from adjusted (non-GAAP) operating earnings (after tax):
25 (25) Income from discontinued operations
(9,201) (637) GAAP net loss
Change
2007 Factor
Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
1
2008 vs. 2007; $ millions and after tax
1
See Appendix for Regulation G reconciliations and definition.
2 Includes impairment of trade name and emissions allowances.
3 For 2008, includes reserve established against accounts receivable (excluding termination-related costs) from affiliates of Lehman Brothers Holdings, Inc. arising from commodity hedging and trading activities, all of which were terminated in September 2008. Such Lehman affiliates have filed for bankruptcy under Chapter 11 of the
U.S. Bankruptcy Code.  For 2007, includes adjustment to the liability recorded in 2004 for leases of certain natural gas-fueled combustion turbines (net of estimated sublease revenues) that were no longer operated for EFH Corp.’s benefit and deferred income tax benefit related to Texas margin tax.
EFH Corp. Adjusted (Non-GAAP) Operating Results
3

EFH Corp. Adjusted (Non-GAAP) Operating Results
Key drivers of change in EFH Corp. (non-GAAP) operating results
2007 to 2008; $ millions and after tax
(30) Higher purchased coal costs
(85) 15% price reductions phased in in 2007 for certain retail residential customers
(35) Lower interest income on lower rates and decreased investment yields
(80) Higher outage costs and retail expenses to support customer growth
(30) Lower baseload generation due to Sandow 4 and Big Brown unplanned outages
(80) Higher purchased power costs due primarily to higher demand volatility
(414) Total all other variances
(74) Other
Key drivers:
(414) Q4 08 adjusted (non-GAAP) operating earnings versus Q4 07 - all other variances
$ millions Description/Drivers

Oncor Operational Results
107,672
106,145
2008 2007
Lower than planned growth in distribution points.
1%
1%
Lower than planned growth in energy delivered.
Q4 08 Q4 07
Total electric energy delivered
Q4 08 vs. Q4 07 and 2008 vs. 2007; GWh
Electricity distribution points of delivery
Q1 08 –
Q4 08 and Q4 07; End of period, thousands of meters
23,634
24,622
4%
Lower business markets deliveries.
3,101
3,108
3,116
3,093
3,123
Q2 08 Q4 08
Q4 07
Q3 08 Q1 08

Luminant Operational Results
Nuclear generation and capacity factors
2008 vs. 2007; GWh, percent
93.5
95.2
2007 2008
Lignite/coal generation and capacity factors
2008 vs. 2007; GWh, percent
19,218
18,821
46,494
44,923
3%
2%
1
94.0% capacity factor and 4,769 GWh in Q4 08.
2
101.6% capacity factor and 5,157 GWh in Q4 07.
2
3
90.9
87.6
2007 2008
4
3
87.1% capacity factor and 11,226 GWh in Q4 08.
4
94.5% capacity factor and 12,197 GWh in Q4 07.
Strong performance from the nuclear fleet.
Unplanned outages at Sandow 4 and Big Brown.
Nuclear Plant Accomplishments:
Two outages in 2008 vs. one in
2007
Company record safety
performance
2nd shortest refueling outage in
Luminant history
Performance at Best of Industry
Standards
Lignite/Coal Plant Accomplishments:
Company record safety
performance
Unplanned outages at Sandow 4
and Big Brown
Top quartile industry performance
1

5,982 5,967
2,994
3,591
1,561
1,622
SMB
LCI
Res
28,135
27,223
13,945
14,537
7,363
7,483
SMB
LCI
Res
1,889
1,899
1,927
1,875
1,932
TXU Energy Operational Results
TXU Energy has experienced 18 consecutive months of residential customer growth.
Reflects economic impact of LCI in Q4 08.
2008 2007
Q4 08 Q4 07
Reflects economic impact on LCI and SMB.
Total residential customers
Q1 08 – Q4 08 and Q4 07; End of period, thousands
3%
Q2 08 Q4 08 Q4 07 Q3 08
6%
Q1 08
Retail electricity sales volumes by customer class
Q4 08 vs. Q4 07 and 2008 vs. 2007;  GWh
49,443 49,243
10,537
11,180

EFH Corp. Liquidity Management
1
4
4,485
5,229
8,050
2
3
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated ongoing liquidity needs, but will continue to monitor dislocated market conditions to ensure financial flexibility.
1    Cash borrowings of $1.250 billion were drawn on this facility at the closing of the Merger and have been retained as restricted cash. Letters of credit are supported by the restricted cash.
2 Facility to be used for letters of credit and borrowings for general corporate purposes.
3 Facility to be used during the two-year period commencing on the date of the Merger to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility.
4 As of December 31, 2008, the TCEH Revolving Credit Facility includes approximately $144 million of undrawn commitments from a Lehman subsidiary that is only available from the fronting banks in the form of letters of credit and excludes $26 million of requested draws not funded by the Lehman subsidiary. The TCEH Delayed
Draw Term Loan Facility excludes $9 million of undrawn commitments and $7 million of requested draws that have not been funded by the Lehman subsidiary.
EFH Corp. (excluding Oncor) available liquidity
As of 12/31/08; $ millions
•
Utilization of the uncapped
commodity collateral posting
facility and 1st lien structure to
minimize liquidity exposure on
the natural gas hedge program
•
Ability to exercise the PIK
feature to further enhance
liquidity by $1.6 billion
4,100
3,562
522
2,700
907
1,767
1,250
760
490
1,706
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility

12 Today’s Agenda Q&A Financial and Operational Overview Review of 2008 John Young President & CEO Paul Keglevic Executive Vice President & CFO

Energy Future Holdings

Luminant

ONCOR

TXU Energy

2008 Year In Review
Accomplishments
Recruited / retained strong leadership team
Made significant progress on Merger Commitments
Completed minority interest selldown of Oncor
Increased liquidity by ~$2 billion
Accomplishments
Record safety performance at nuclear and lignite plants
New units at Sandow and Oak Grove remain on budget and
on schedule
2
nd
shortest refueling outage at Comanche Peak
US Dept of Interior Director’s Award for reforestation
Joint development agreement for Comanche Peak 3/4 with
Mitsubishi Heavy Industries
Successfully negotiated settlements involving PUC Notice
of Violation and Sierra Club
Accomplishments
PUC approved $700 million accelerated capital recovery
plan associated with Advanced Metering System
PUC assigned to Oncor $1.3 billion out of a total $5 billion
CREZ transmission projects
Successfully refinanced $1.5 billion of short-term debt
before capital market dislocation
Accomplishments
18 straight months of residential customer growth
Highest recorded level of overall customer satisfaction
Significant progress on customer care transformation
including a new customer care system

Challenges / Focus Areas
Credit markets continue to be challenged
Focus on impacts of bank recovery, Stimulus
Plan and credit markets
Financial Markets Industry
State Legislation Federal Legislation
Understanding of new Administration’s
energy and environmental policies
Federal legislation surrounding climate
change and Renewable Electricity Standard
(RES)
Continued need for infrastructure
development industry wide
Technological change associated with new
generation development, emissions
reduction and renewable technology
Continued advocacy for competitive markets
Focus on 2009 Legislative Session
Development of policies that promote plug-in
electric vehicles in Texas

Energy Future Holdings

Luminant

ONCOR

TXU Energy

Outlook for 2009
Main focus areas:
Safety and reliability
Rate case completion
AMS rollout
CREZ build-out
Main focus areas:
Safety
Continuous improvement in operations
Commercial operation of new units at Sandow
and Oak Grove
Development of Comanche Peak 3 & 4
Main focus areas:
Profitable growth
Completion of customer care transformation
Delivering a “customer based” value proposition
Margin management
Main focus areas:
Liquidity forecasting and enhancement
Opportunistic deleveraging and maturity
extension
Business services transformation
Cost efficiencies and customer service
EFH Business Services
EFH Business Services
Value Creation for our Stakeholders through:
Operational excellence
Financial discipline
Customer focus

16 Today’s Agenda Q&A Financial and Operational Overview Review of 2008 John Young President & CEO Paul Keglevic Executive Vice President & CFO

17 Questions & Answers

Appendix – Additional Slides and Regulation G Reconciliations

Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
12/31/07 vs. 12/31/08; mixed measures
~$7.15 ~$7.15 ~$7.23 ~$7.31 ~$7.13 ~$6.11 $/MMBtu
Natural gas prices¹
- ~$8.36 ~$8.46 ~$8.55 ~$8.59 ~$8.52 $/MMBtu Natural gas prices
~2,281 - ~400 ~467 ~547 ~505 ~362 mm MMBtu Natural gas hedges
~($1.8) - ~($0.3) ~($0.5) ~($0.5) ~($0.4) ~($0.1) $ billions Cum. MTM loss at 12/31/07
2,3
12/31/08
~$0.3
~$0.0
~$7.19
~300
~$7.25
2013
~$0.9 ~$0.2 ~$0.0 ~$0.0 ~$0.3 ~$0.4 $ billions
Cum. MTM gain at 12/31/08²
~$0.5
~$8.16
~173
~$8.11
2009
- ~$7.31 ~$7.56 ~$7.80 $/MMBtu
Average hedge price¹
~2,018 ~101 ~492 ~502 ~450 mm MMBtu Natural gas hedges
~$0.2
~$7.82
2014
$ billions
$/MMBtu
Measure
~$0.5
~$7.36
2012
~$0.7
~$7.82
2010
~$0.5
~$7.56
2011
~$2.7
Total or
Avg.
FY 08 MTM gain
12/31/07
Average hedge price¹
Factor
Reductions in natural gas prices during 2008 resulted in a $2.7 billion ($1.7 billion after tax)
unrealized mark-to-market net gain in GAAP income for 2008.
1 Weighted average prices are based on sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub. 2014 hedge price represents collar floor price. 12/31/08 2009 price represents balance-of-year (Feb-Dec) value.
2 MTM values are shown on a discounted basis and include the effects of all transactions in the corporate hedge program including offsetting purchases
(for re-balancing) and natural gas basis deals.
3 Unrealized MTM impact excludes unrealized impacts related to 2008 positions that were realized during the year resulting in ~$100 million of losses.

Natural gas position estimate
09-13; million MMBtu
Hedged
Un-hedged
541 540
500
302
111
290
444
69 65
22
BAL09 2010 2011 2012 2013
466
606
609
611
592
Corporate
NG Hedges
155
1 As of 1/30/09 and assumes conversion of power positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e., when natural gas is forecast to not be on the margin, no natural gas position is assumed to be generated).
2 Includes corporate natural gas hedge program and retail/wholesale effects.
3 Weighted average prices are based on actual sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub.
417
498
492
300
TCEH Has Significantly Hedged Luminant’s
Natural Gas Position
~51%
$7.19
~300
2013
~81%
$7.55
~1,862
Total or
Average
Percent
$/MMBtu
mm MMBtu
Measure
~82%
$7.36
~492
2012
~89%
$7.82
~417
2010
~95%
$8.12
~155
BAL09
~89%
$7.56
~498
2011
Overall estimated percent of total
TCEH/Luminant NG position hedged
1
Natural gas hedging program
Average price
3
Factor
TCEH has hedged approximately 81% of Luminant’s estimated Henry Hub-based natural gas exposure from 2009-2013.  More than 95% of the hedge positions are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.
2
1

2009 EFH Adjusted EBITDA Sensitivities
~4 – 0 $1 / gallon ~83 – 100 Diesel ($/gallon)
4
~2 $0.10/MMBtu ~95 Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3
~23 0.3 MMBtu/MWh ~76 7X24 market heat rate (MMbtu/MWh)
2
n.a.
n.a.
n.a.
n.a.
n.a.
~78
~96
~95
Percent Hedged at
January  30, 2009
1% ~0.2TWh
3.5% ~1TWh
$1/MWh
1 million tons
1 TWh
$10 / lb.
$10 / ton
$1/MMBtu
Change
TXU Energy Operational
~30 Residential contribution margin ($/MWh)
~25 Residential consumption
~8 Business markets consumption
Luminant Operational
~30 Baseload generation (TWh)
~11 Mine productivity (tons produced)
~2 Nuclear fuel ($/lb)
~6 Base coal ($/ton)
5
~22 NYMEX gas price ($/MMBtu)
Commodity
Impact
$ millions
Impact on EFH Adjusted EBITDA
09E; mixed measures
In the near-term, the majority of commodity-related risks are estimated to be significantly mitigated.
1
Balance of year estimate based on commodity positions as of January 30, 2009, net of long-term hedges and wholesale/retail effects.
2
Simplified representation of heat rate position in a single TWh position. In reality, heat rate impacts are increasingly differentiated across baseload plants (linked primarily to changes in NZ
7x24), natural gas plants (primarily NZ 5x16) and wind (primarily WZ 7x24).
3
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel gas price sensitivity as a proxy for Texas gas price.
4
Includes fuel surcharge on rail transportation.
5
Excludes fuel surcharge on rail transportation.
1

Financial Definitions
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense
(benefit) plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles. In order to facilitate a meaningful comparison, GAAP results for the fourth quarter
2007 and full year 2007 as presented in this release reflect the combination of the results of the periods before and after the
October 10, 2007 Merger date.
GAAP
The purchase method of accounting for a business combination as prescribed by Statement of Financial
Accounting Standards No. 141, “Business Combinations,” whereby the cost or “purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such non-cash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger. Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of continuing operations.
These items include unrealized mark-to-market gains and losses, results of discontinued operations and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings
(losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, non-cash items, unusual items, interest income, income from discontinued operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.
Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.
Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
12 Months Ended December 31, 2008 and 2007
$ millions
(1,291) (496) Oncor EBITDA
- 8,000 Impairment of goodwill
- (160) Minority interests in earnings of consolidated subsidiaries
- 3 Severance expense
5
22 27 Non-cash compensation expenses (FAS 123R)
4
(25) - Income from discontinued operations, net of tax effect
39 29 Losses on sale of receivables
138 460 Purchase accounting adjustments
757 1,221 Impairment of other assets and inventory write down
(80) (27) Interest income
69 76 Amortization of nuclear fuel
2,278 (2,329) Unrealized net (gain) or loss from hedging and trading transactions
Adjustments to EBITDA (pre-tax):
326 1,582 Oncor distributions/dividends
1,510 4,935 Interest expense and related charges
(3,764)
1,610
(471)
(9,838)
2008
(637) Net loss
(364) Income tax benefit
1,049 Depreciation and amortization
1,558 EBITDA
2007 Factor
Note: Table and footnotes to this table continue on following page
1
3
2

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
12 Months Ended December 31, 2008 and 2007
$ millions
150 64 Transaction and merger expenses
7
24 45 Transition and business optimization costs
6
1 - Equity losses of unconsolidated affiliate engaged in broadband over power lines
- (21) Insurance settlement proceeds
8
5 100 Expenses incurred to upgrade or expand a generation station
10
4,578
(267)
4,845
35
2008
(33) Restructuring and other
9
4,916 Adjusted EBITDA per Restricted Payments Covenants
978 Add back Oncor adjustments
3,938 Adjusted EBITDA per Debt Incurrence Covenant
2007 Factor
1 Includes $1.253 billion distribution of net proceeds from the sale of a minority interest in Oncor.
2 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
3 Includes impairments of emission allowances and trade name intangible assets, impairment of natural gas-fueled generation fleet and charges related to the cancelled coal-fueled generation facilities.
4 Excludes capitalized amounts.
5 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
7 Includes costs related to the Merger, abandoned strategic transactions and a terminated joint venture.  Also includes administrative costs related to the cancelled program to develop coal-fueled generation facilities, the Sponsor management fee, costs related to certain growth initiatives and costs related to the sale of a minority interest in Oncor.
8 Includes the amount received for property damage to certain mining equipment.
9 For 2008, includes a litigation accrual and the charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc.  For 2007, includes credits related to impaired combustion turbine leases and other restructuring initiatives and nonrecurring activities.
10 Reflects non-capital outage costs.

Table 2: TCEH Adjusted  EBITDA Reconciliation
12 Months Ended December 31, 2008 and 2007
$ millions
- 8,000 Impairment of goodwill
21 33 Transition and business optimization costs
5
- 10 Transaction and merger expenses
6
- 3 Severance expense
4
8 10 Non-cash compensation expenses (FAS 123R)
39 29 Losses on sale of receivables
128 413 Purchase accounting adjustments
- 1,210 Impairment of other assets and inventory write down
(281) (60) Interest income
69 76 Amortization of nuclear fuel
2,278 (2,329) Unrealized net (gain) or loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
910 3,918 Interest expense and related charges
(4,263)
1,092
(411)
(8,862)
2008
35 Net income (loss)
(56) Income tax benefit
568 Depreciation and amortization
1,457 EBITDA
2007 Factor
Note: Table and footnotes to this table continue on following page
3
2
1

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
12 Months Ended December 31, 2008 and 2007
$ millions
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Includes impairments of emission allowances and trade name intangible assets and impairment of natural gas-fueled generation fleet.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Includes costs related to the Merger and costs related to certain growth initiatives.
7 Includes the amount received for property damage to certain mining equipment.
8 For 2008, includes the charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc. For 2007, includes credits related to impaired combustion turbine leases and other restructuring initiatives and nonrecurring activities.
9 Reflects non-capital outage costs.
10 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
- 15 Other adjustments allowed to determine adjusted EBITDA per Maintenance Covenant
10
- 250 Expenses related to unplanned generation station outages
9
- (21) Insurance settlement proceeds
7
5 100 Expenses incurred to upgrade or expand a generation station
9
3,507
3,242
31
2008
(33) Restructuring and other
8
3,691 Adjusted EBITDA per Maintenance Covenant
3,691 Adjusted EBITDA per Debt Incurrence Covenant
2007 Factor